Exhibit 99.2 Earnings Presentation Third Quarter 2019

Forward Looking Statement Disclosure Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management’s ability to effectively execute its business plans; (iv) mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; (v) the possibility that any of the anticipated benefits of the Company’s merger with MainSource Financial Group, Inc. will not be realized or will not be realized within the expected time period; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers’ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Form 10-K for the year ended December 31, 2018, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement. . 2

3Q 2019 Results 116th Consecutive Quarter of Profitability Net income = $50.9 million or $0.51 per diluted share. Adjusted1 net income = $55.5 million or $0.56 per diluted share,2. Profitability Return on average assets = 1.41%. Adjusted1 return on average assets = 1.54%. Return on average shareholders’ equity = 9.13%. Adjusted1 return on average shareholders’ equity = 9.96%. Return on average tangible common equity = 16.15%1. Adjusted1 return on average tangible common equity = 17.63%. Net interest income = $121.5 million. Net interest margin of 3.91% on a GAAP basis; 3.96% on a fully tax equivalent basis1. Noninterest income = $33.1 million; $32.9 million1 as adjusted. Income Statement Noninterest expense = $86.2 million; $80.3 million1 as adjusted for merger related items. Efficiency ratio = 55.75%. Adjusted 1 efficiency ratio = 52.00%. Effective tax rate of 19.6%. Adjusted 1 effective tax rate of 19.5%. EOP assets increased $42.8 million compared to the linked quarter to $14.5 billion. EOP loans increased $82.9 million compared to the linked quarter to $9.1 billion. Balance Sheet Average deposits decreased $78.2 million compared to the linked quarter to $10.0 billion. EOP investment securities decreased $310.5 million compared to the linked quarter. Provision expense = $5.2 million. Net charge-offs = $10.2 million. NCOs / Avg. Loans = 0.45% annualized. Asset Quality Nonperforming Loans / Total Loans = 0.87%. Nonperforming Assets / Total Assets = 0.56%. ALLL / Nonaccrual Loans = 93.18%. ALLL / Total Loans = 0.62%. Classified Assets / Total Assets = 0.92%. Total capital ratio = 13.64%. Capital Tier 1 common equity ratio = 11.53%. Tangible common equity ratio = 9.17%. Tangible book value per share = $12.33. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 2 See Slide 5 for Adjusted Earnings detail. 3

3Q 2019 Highlights Solid quarterly earnings Adjusted1 earnings per share - $0.56 Adjusted1 return on assets – 1.54% Adjusted1 return on average tangible common equity – 17.63% Net income reduced by $5.2 million of severance and merger related expenses Loan growth in line with expectations Loan balances increased $82.9 million compared to the linked quarter 3.7% annualized growth in line with expectations; driven by ICRE and mortgage banking Modest decline in average deposits primarily in public funds and money markets Seasonal decline in public fund and lower money markets more than offset increases in retail CDs and noninterest bearing accounts Solid net interest margin in line with expectations Decline driven by lower asset yields; partially offset by stronger than expected loan fees and favorable shift in funding costs and mix Strong fee income $1.4 million, or 40% increase in mortgage banking income driven by strong origination activity $1.7 million foreign exchange income from Bannockburn Sustained level of client derivative fees Durbin impact of $3.2 million on bankcard income Disciplined expense management Adjusted1 noninterest expense of $80.3 million; Includes $5.2 million of severance and merger related costs, $0.7 million in branch consolidation expenses and approximately $1.0 million of transitory costs Stable credit quality continues to be affected by franchise relationships previously discussed Provision expense of $5.2 million $10.2 million of net charge-offs included $6.3 million related to three franchise relationships discussed in prior periods Nonperforming Assets / Total Assets = 0.56%; Classified Assets / Total Assets = 0.92%. Strong Capital ratios Total capital of 13.64%; Tier 1 common equity of 11.53%; Tangible common equity of 9.17% Tangible book value decreased to $12.33 Repurchased 1.1 million shares during the quarter 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 4

Adjusted1 Net Income The table below lists certain adjustments that the Company believes are significant to understanding our quarterly performance. 3Q 2019 2Q 2019 As Reported Adjusted As Reported Adjusted Net interest income $ 121,535 $ 121,535 $ 122,302 $ 122,302 Provision for loan and lease losses $ 5,228 $ 5,228 $ 6,658 $ 6,658 Noninterest income $ 33,140 $ 33,140 $ 34,638 $ 34,638 less: gains (losses) on investment securities - 208 A - 52 A Total noninterest income $ 33,140 $ 32,932 $ 34,638 $ 34,586 Noninterest expense $ 86,226 $ 86,226 $ 84,378 $ 84,378 less: severance and merger-related expenses - 5,192 A - 5,187 A less: other - 711 A - 336 A Total noninterest expense $ 86,226 $ 80,323 $ 84,378 $ 78,855 Income before income taxes $ 63,221 $ 68,916 $ 65,904 $ 71,375 Income tax expense $ 12,365 $ 12,365 $ 13,201 $ 13,201 less: tax effect of executive compensation - 269 - 365 plus: tax effect of adjustments (A) @ 21% statutory rate - 1,315 - 1,150 Total income tax expense $ 12,365 $ 13,411 $ 13,201 $ 13,986 Net income $ 50,856 $ 55,505 $ 52,703 $ 57,389 Net earnings per share - diluted $ 0.51 $ 0.56 $ 0.53 $ 0.58 Pre-tax, pre-provision return on average assets 1.90% 2.05% 2.06% 2.22% 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in thousands, except per share amounts. 5

Profitability Diluted EPS Return on Average Assets 1.72% 1.64% 1.63% $0.61 1.54% $0.58 $0.58 $0.56 1.38% $0.48 1.59% $0.56 1.45% 1.50% 1.41% $0.51 $0.53 $0.51 1.33% $0.47 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 1 1 Diluted EPS Adjusted EPS ROA Adjusted ROA Return on Avg Tangible Common Equity Efficiency Ratio 20.83% 21.29% 18.87% 17.63% 56.1% 55.7% 16.45% 53.6% 52.9% 53.8% 51.1% 49.3% 51.7% 50.3% 52.0% 19.6% 18.5% 17.3% 16.0% 16.2% 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 1 1 ROATCE Adjusted ROATCE Efficiency Ratio Adjusted Efficiency Ratio 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 6

Net Interest Margin Net Interest Margin (FTE) 3Q19 NIM (FTE) Progression 2Q19 4.04% 4.21% 4.12% 4.10% 4.04% Asset yield and mix -0.09% 0.29% 3.96% 0.29% 0.23% 0.23% 0.21% 0.17% 0.11% Loan fees 0.03% 0.13% 0.12% 0.15% Funding costs and mix 0.02% 3.70% 3.75% 3.76% 3.69% 3.60% Purchase accounting -0.02% Day count -0.02% 3Q18 4Q18 1Q19 2Q19 3Q19 Basic Margin (FTE) Loan Fees Purchase accounting 3Q19 3.96% 7

Average Balance Sheet Average Loans Average Deposits 5.73% 5.69% 5.73% 5.53% 5.58% 0.78% 0.82% 0.80% 0.68% 0.59% $8,849 $8,766 $8,773 $8,853 $9,014 $9,888 $10,050 $10,068 $10,096 $10,018 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 Gross Loans Loan Yield (Gross)1 Total Deposits Cost of Deposits Average Securities 3.44% 3.21% 3.30% 3.29% 3.21% $3,168 $3,205 $3,356 $3,409 $3,291 3Q18 4Q18 1Q19 2Q19 3Q19 Average Investment Securities Investment Securities Yield All dollars shown in millions 1 Includes loans fees and purchase accounting accretion 8

Loan Portfolio Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) Total $9.1 Billion ICRE $173.6 $1,054 12% Commercial -$65.3 $3,083 $1,112 Small Business Banking -$19.2 34% 12% Consumer -$10.9 Mortgage $47.1 $873 10% Oak Street $4.3 Franchise -$50.3 $1,202 Other $3.6 13% $1,740 19% Total growth/(decline): ICRE Commercial $82.9 million Small Business Banking Consumer Mortgage Commercial Finance All dollars shown in millions. 9

Deposits Deposit Product Mix (Avg) 3Q19 Average Deposit Progression Total $10.0 billion Interest-bearing demand -$13.1 $1,340 13% $2,360 Noninterest-bearing $44.6 23% Savings -$6.4 $1,524 15% Money Markets -$75.4 $671 7% Retail Time Deposits $30.4 $885 9% $1,474 Brokered CDs -$16.8 15% $1,764 18% Public Funds -$41.5 Interest-bearing demand Public Funds Savings Money Markets Total growth/(decline): ($78.2) million Retail Time Deposits Brokered CDs Noninterest-bearing All dollars shown in millions. 10

Noninterest Income Noninterest Income 3Q19 Highlights Total $33.1 million $4.9 million of derivative fees in line with record second quarter $4,859 15% Mortgage banking income increased $1.4 $9,874 30% million, or 40%, compared to the linked quarter $4,806 14% Continued deposit service charge momentum $1,708 5% $3,718 $1.7 million of foreign exchange income 11% from Bannockburn acquisition $4,859 15% $3,316 10% $3.2 million, or 49%, decline in bankcard income due to Durbin compared to the Service Charges Wealth Mgmt Bankcard Client derivatives linked quarter Foreign exchange income Gains from sales of loans Other All dollars shown in thousands 11

Noninterest Expense Noninterest Expense 3Q19 Highlights Total $86.2 million Includes $5.2 million of severance and merger related costs $12,840 15% $0.7 million related to branch consolidations $4,771 5% $5,774 FDIC assessment credit recognized in 7% 3Q19; $2.2 million change compared to 2Q19 $9,629 $53,212 62% 11% Salaries and benefits impacted by $0.7 million related to Bannockburn and $1.1 million of commissions and incentives Total noninterest expense includes Salaries and benefits Occupancy and equipment approximately $1.0 million of transitory Data processing Professional services Other costs not expected to recur (recruiting, fraud losses, OREO) All dollars shown in thousands 12

Asset Quality Classified Assets / Total Assets Nonperforming Assets / Total Assets 1.00% 1.01% 1.02% 0.94% 0.63% 0.60% 0.62% 0.92% 0.56% 0.47% $147.8 $142.0 $138.9 $88.2 $90.2 $131.7 $132.5 $83.9 $80.8 $64.6 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 Classified Assets Classified Assets / Total Assets NPAs NPAs / Total Assets Allowance / Total Loans Net Charge Offs & Provision Expense 0.64% 0.69% 0.29% 0.45% 0.65% 0.64% 0.64% 0.62% -0.02% 0.08% $13.9$14.1 $61.5 $57.7 $56.5 $56.7 $56.6 $10.2 $6.7 $6.5 $5.3 $5.2 $3.2 -$0.4 $1.8 3Q18 4Q18 1Q19 2Q19 3Q19 Allowance for Loan Losses ALLL / Total Loans 3Q18 4Q18 1Q19 2Q19 3Q19 NCOs Provision Expense NCOs / Average Loans All dollars shown in millions. 13

Capital Total Capital Ratio Tier 1 Common Equity Ratio 12.03% 12.00% 14.10% 14.24% 14.20% 11.87% 13.77% 13.64% 11.52% 11.53% 12.50% 10.50% 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 Tier 1 Common Equity Ratio Target Total Capital Ratio Target Tangible Common Equity Ratio 9.15% 9.34% 9.17% 8.79% 8.53% 7.50% 3Q18 4Q18 1Q19 2Q19 3Q19 Tangible Common Equity Ratio Target All capital numbers are considered preliminary. 14

Capital Strategy & Deployment Tangible Book Value Per Share Strategy & Deployment Successfully closed Bannockburn $12.79 acquisition $12.33 $12.19 $11.72 Repurchased 1.1 million shares $11.25 Third quarter dividend increased $0.01 to $0.23; results in a 3.8% dividend yield Targeted dividend payout ratio remains 40 - 45% 3Q18 4Q18 1Q19 2Q19 3Q19 Tangible Book Value per Share 15

Franchise Lending Portfolio Overview Quality Portfolio . Well-regarded national brand concepts • Financing for acquisition, development of $10.3 $19.2 new stores, and remodeling of existing 4% stores 2% • Top 15 concepts comprise 87% of portfolio outstandings . Disciplined portfolio management • Annual concept reviews • Annual reviews of borrower relationships • Ongoing monitoring of borrower financial performance • Granular portfolio • Average relationship: $2.6 million • Top 10 relationships comprise 29% of the portfolio and are performing well $444.8 • 7 of 10 include real estate collateral 94% • Largest relationship exposure is $17.1 million Total $474 million • Strategic portfolio management Pass Special mention Substandard/Nonaccrual • Balance 12/31/2018 – $556 million • Balance 09/30/2019 – $474 million All dollars shown in millions. 16

4Q19 Outlook1 Annualized loan growth expected to be in the low single digits on a percentage Balance Sheet basis 4Q19 NIM (FTE) 3.65% - 3.70%, assuming no further rate cuts and excluding Net Interest Margin purchase accounting NIM (FTE) expected to decline 6 - 8 bps for each 25 bps decline in rates Credit Credit outlook remains stable Noninterest income2 $34 – $36 million Includes $6.0 million of anticipated foreign exchange revenue Noninterest Expense2 $84 - $86 million Includes $5.0 million related to Bannockburn All capital ratios expected to exceed current internal targets Capital Flexibility to consider additional deployment opportunities Taxes Effective tax rate of approximately 17.5%, which includes a 2% reduction from anticipated recognition of tax credits during the quarter 1 See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. 2 Management’s estimated outlook excludes merger-related activities. 17

Appendix: Non-GAAP Measures The Company’s earnings release and accompanying presentation contain certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 18

Appendix: Non-GAAP to GAAP Reconciliation Net interest income and net interest margin - fully tax equivalent Three months ended Sep. 30, June 30, Mar. 31, Dec. 31, Sep. 30, 2019 2019 2019 2018 2018 Net interest income $ 121,535 $ 122,302 $ 121,515 $ 125,959 $ 123,485 Tax equivalent adjustment 1,759 1,416 1,523 1,442 1,567 Net interest income - tax equivalent $ 123,294 $ 123,718 $ 123,038 $ 127,401 $ 125,052 Average earning assets $ 12,343,327 $ 12,294,911 $ 12,163,751 $ 12,003,073 $ 12,056,627 Net interest margin1 3.91% 3.99% 4.05% 4.16% 4.06 % Net interest margin (fully tax equivalent)1 3.96% 4.04% 4.10% 4.21% 4.12% 1 Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons. All dollars shown in thousands. 19

Appendix: Non-GAAP to GAAP Reconciliation Additional non-GAAP ratios Three months ended YTD Sep. 30, June 30, Mar. 31, Dec. 31, Sep. 30, Sep. 30, Sep. 30, (Dollars in thousands, except per share data) 2019 2019 2019 2018 2018 2019 2018 Net income (a) $ 50,856 $ 52,703 $ 45,839 $ 55,014 $ 50,657 $ 149,398 $ 117,581 Average total shareholders' equity 2,210,327 2,146,997 2,094,234 2,042,884 2,021,400 2,150,945 1,654,322 Less: Goodwill (899,888) (879,726) (878,541) (878,669) (882,917) (886,130) (659,213) Other intangibles (51,365) (37,666) (39,900) (42,305) (43,830) (43,019) (30,776) MSR's (10,118) (9,906) (9,896) (9,986) (9,183) (9,974) (6,883) Average tangible equity (b) 1,248,956 1,219,699 1,165,897 1,111,924 1,085,470 1,211,822 957,450 Total shareholders' equity 2,261,313 2,188,189 2,130,419 2,078,249 2,035,520 2,261,313 2,035,520 Less: Goodwill (937,689) (879,727) (879,727) (880,251) (881,033) (937,689) (881,033) Other intangibles (79,506) (36,349) (38,571) (40,805) (43,356) (79,506) (43,356) MSR's (10,293) (10,086) (9,891) (9,974) (9,971) (10,293) (9,971) Ending tangible equity (c) 1,233,825 1,262,027 1,202,230 1,147,219 1,101,160 1,233,825 1,101,160 Total assets 14,480,445 14,437,663 14,074,263 13,986,660 13,842,667 14,480,445 13,842,667 Less: Goodwill (937,689) (879,727) (879,727) (880,251) (881,033) (937,689) (881,033) Other intangibles (79,506) (36,349) (38,571) (40,805) (43,356) (79,506) (43,356) MSR's (10,293) (10,086) (9,891) (9,974) (9,971) (10,293) (9,971) Ending tangible assets (d) 13,452,957 13,511,501 13,146,074 13,055,630 12,908,307 13,452,957 12,908,307 Risk-weighted assets (e) 10,870,923 10,674,394 10,358,805 10,241,159 10,222,466 10,870,923 10,222,466 Total average assets 14,320,514 14,102,733 13,952,551 13,768,958 13,822,675 14,126,615 12,221,358 Less: Goodwill (899,888) (879,726) (878,541) (878,669) (882,917) (886,130) (659,213) Other intangibles (51,365) (37,666) (39,900) (42,305) (43,830) (43,019) (30,776) MSR's (10,118) (9,906) (9,896) (9,986) (9,183) (9,974) (6,883) Average tangible assets (f) $ 13,359,143 $ 13,175,435 $ 13,024,214 $ 12,837,998 $ 12,886,745 $ 13,187,492 $ 11,524,486 Ending shares outstanding (g) 100,094,819 98,647,690 98,613,872 97,894,286 97,914,526 100,094,819 97,914,526 Ratios Return on average tangible shareholders' equity (a)/(b) 16.15% 17.33% 15.95% 19.63% 18.52% 16.48% 16.42% Ending tangible equity as a percent of: Ending tangible assets (c)/(d) 9.17% 9.34% 9.15% 8.79% 8.53% 9.17% 8.53% Risk-weighted assets (c)/(e) 11.35% 11.82% 11.61% 11.20% 10.77% 11.35% 10.77% Average tangible equity as a percent of average tangible assets (b)/(f) 9.35% 9.26% 8.95% 8.66% 8.42% 9.19% 8.31% Tangible book value per share (c)/(g) $ 12.33 $ 12.79 $ 12.19 $ 11.72 $ 11.25 $ 12.33 $ 11.25 All dollars shown in thousands. 20

Appendix: Non-GAAP to GAAP Reconciliation Additional non-GAAP measures 3Q19 2Q19 1Q19 4Q18 3Q18 (Dollars in thousands, except per share data) As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted Net interest income (f) $ 121,535 $ 121,535 $ 122,302 $ 122,302 $ 121,515 $ 121,515 $ 125,959 $ 125,959 $ 123,485 $ 123,485 Provision for loan and lease losses (j) 5,228 5,228 6,658 6,658 14,083 14,083 5,310 5,310 3,238 3,238 Noninterest income 33,140 33,140 34,638 34,638 26,827 26,827 29,504 29,504 28,684 28,684 less: gains from the redemption of off balance sheet securitizations (1,645) plus: Bankcard interchange 340 less: gains (losses) on sale of investment securities 208 52 (34) (60) (279) Total noninterest income (g) 33,140 32,932 34,638 34,586 26,827 26,861 29,504 27,919 28,684 29,303 Noninterest expense 86,226 86,226 84,378 84,378 78,499 78,499 83,352 83,352 85,415 85,415 less: severance and merger-related expenses 5,192 5,187 1,734 7,485 7,405 less: other 711 336 78 Total noninterest expense (e) 86,226 80,323 84,378 78,855 78,499 76,687 83,352 75,867 85,415 78,010 Income before income taxes (i) 63,221 68,916 65,904 71,375 55,760 57,606 66,801 72,701 63,516 71,540 Income tax expense 12,365 12,365 13,201 13,201 9,921 9,921 11,787 11,787 12,859 12,859 plus: tax effect of adjustments 1,046 785 388 1,239 1,685 Total income tax expense (h) 12,365 13,411 13,201 13,986 9,921 10,309 11,787 13,026 12,859 14,544 Net income (a) $ 50,856 $ 55,505 $ 52,703 $ 57,389 $ 45,839 $ 47,297 $ 55,014 $ 59,675 $ 50,657 $ 56,996 Average diluted shares (b) 99,078 99,078 98,648 98,648 98,436 98,436 98,468 98,468 98,484 98,484 Average assets (c) 14,320,514 14,320,514 14,102,733 14,102,733 13,952,551 13,952,551 13,768,958 13,768,958 13,822,675 13,822,675 Average shareholders' equity 2,210,327 2,210,327 2,146,997 2,146,997 2,094,234 2,094,234 2,042,884 2,042,884 2,021,400 2,021,400 Less: Goodwill and other intangibles (961,371) (961,371) (927,298) (927,298) (928,337) (928,337) (930,960) (930,960) (935,930) (935,930) Average tangible equity (d) 1,248,956 1,248,956 1,219,699 1,219,699 1,165,897 1,165,897 1,111,924 1,111,924 1,085,470 1,085,470 Ratios Net earnings per share - diluted (a)/(b) $ 0.51 $ 0.56 $ 0.53 $ 0.58 $ 0.47 $ 0.48 $ 0.56 $ 0.61 $ 0.51 $ 0.58 Return on average assets - (a)/(c) 1.41% 1.54% 1.50% 1.63% 1.33% 1.38% 1.59% 1.72% 1.45% 1.64% Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c) 1.90% 2.05% 2.06% 2.22% 2.03% 2.08% 2.08% 2.25% 1.92% 2.15% Return on average tangible shareholders' equity - (a)/(d) 16.15% 17.63% 17.33% 18.87% 15.95% 16.45% 19.63% 21.29% 18.52% 20.83% Efficiency ratio - (e)/((f)+(g)) 55.7% 52.0% 53.8% 50.3% 52.9% 51.7% 53.6% 49.3% 56.1% 51.1% Effective tax rate - (h)/(i) 19.6% 19.5% 20.0% 19.6% 17.8% 17.9% 17.6% 17.9% 20.2% 20.3% 21

Update -New colors 22